Defiance Next Gen H2 ETF
Schedule of Investments
September 30, 2021 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 97.9%
	Energy - 0.5%
41,613	Everfuel AS (a)	$214,137
	Industrials - 91.9% (b)
207,500	Advent Technologies Holdings, Inc. (a)	1,805,250
2,086,820	AFC Energy plc (a)	1,463,152
195,828	Ballard Power Systems, Inc. (a)	2,751,383
127,744	Bloom Energy Corporation - Class A (a)	2,391,368
292,648	Cell Impact AB (a)	1,596,283
123,000	Ceres Power Holdings plc (a)	1,784,508
42,552	Doosan Fuel Cell Company, Ltd. (a)	1,865,244
222,500	dynaCERT, Inc. (a)	40,395
435,845	FuelCell Energy, Inc. (a)	2,915,803
81,525	Fusion Fuel Green plc - Class A (a)	885,362
216,952	Gencell, Ltd. (a)	706,776
202,282	Hexagon Purus ASA (a)	670,392
407,314	ITM Power plc (a)	2,365,953
87,657	McPhy Energy SA (a)	1,770,715
1,630,518	NEL ASA (a)	2,440,383
167,578	Plug Power, Inc. (a)	4,279,942
88,689	PowerCell Sweden AB (a)	1,719,331
11,522,199	Powerhouse Energy Group plc (a)	629,204
539,194	Proton Motor Power Systems plc (a)	192,660
35,421	SFC Energy AG (a)	1,159,695
60,939	S-Fuelcell Company, Ltd.	1,749,937
619,776	Xebec Adsorption, Inc. (a)	1,345,372
		36,529,108
	Materials - 5.5%
796,508	Aker Clean Hydrogen AS (a)	579,594
5,431	Linde plc	1,593,347
		2,172,941
	TOTAL COMMON STOCKS (Cost $46,479,145)	38,916,186

	SHORT-TERM INVESTMENTS - 0.2%
70,542	First American Government Obligations Fund - Class X, 0.03% (c)	70,542
	TOTAL SHORT-TERM INVESTMENTS (Cost $70,542)	70,542

	TOTAL INVESTMENTS - 98.1% (Cost $46,549,687)	38,986,728
	Other Assets in Excess of Liabilities - 1.9%	747,218
	NET ASSETS - 100.0%	$39,733,946

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(c)	Rate shown is the annualized seven-day yield as of September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$38,916,186	$-	$-	$38,916,186
Short-Term Investments	70,542	-	-	70,542
Total Investments in Securities	$38,986,728	$-	$-	$38,986,728

^See Schedule of Investments for breakout of investments by sector classification.
For the period ended September 30, 2021, the Fund did not recognize any transfers to or from Level 3.